BLACKROCK ETF TRUST

BlackRock Future Financial and Technology ETF

(the “Fund”)

Supplement dated November 28, 2022 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated August 9, 2022

Effective immediately, the following change is made to the Fund’s Summary Prospectus, Prospectus and SAI:

BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate acquired fund fees and expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock ETF Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFT-1122SUP